SECURITIES AND EXCHANGE COMMISSION
           Washington, DC  20549




                  FORM 8-K



               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE
      SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) May 17, 2002



             CYBERIA HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)




Delaware                      33-83418-LA           93-1138967
(State or other jurisdiction  (Commission     (I.R.S. Employer
of incorporation or           File number)      Identification
organization)                                          Number)



1531 14th Street
Santa Monica, California                                 90404
(Address of principal                            (Postal Code)
executive offices)



Registrant's telephone number, including area code:
(310) 260-3163

Item 4.   Changes in Registrant's Certifying Accountant.

     Effective as of May 17, 2002, Cyberia Holdings, Inc. (the "Company") dismissed Singer Lewak Greenbaum & Goldstein LLP as its principal independent accountants and engaged Gumbiner, Savett, Finkel, Fingleson & Rose, Inc. as its principal independent accountants to audit the financial statements of the Company.

     For either of the past two fiscal years, the report of the former independent accountants, Singer Lewak Greenbaum & Goldstein LLP, contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     The change in the Company's independent accountants was approved by the Company's Board of Directors. The Company's Board of Directors determined that the Company's auditing needs could be handled by Gumbiner, Savett, Finkel, Fingleson & Rose, Inc. as efficiently and more economically compared to the former accounting firm.

     During the Company's two most recent fiscal years, and any subsequent period prior to engaging Gumbiner, Savett, Finkel, Fingleson & Rose, Inc., neither the Company nor, to the best of the Company's knowledge, anyone acting on the Company's behalf, consulted Gumbiner, Savett, Finkel, Fingleson & Rose, Inc. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) with the former accountant or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

     The Company has requested  Singer Lewak Greenbaum &
Goldstein LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements.
A copy of that letter, dated May 21, 2002, is filed as Exhibit
16.1 to this Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


     Exhibits:                                         Page


16.1  Letter re change in certifying accountant           4

                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             CYBERIA HOLDINGS, INC.
                             (Registrant)


Dated:    May 21, 2002        By:  /s/ Jay Rifkin
                              Name:    Jay Rifkin
                              Title:   President

EXHIBIT 16.1




   Singer Lewak Greenbaum & Goldstein LLP
      10960 Wilshire Blvd. Suite 1100
           Los Angeles, CA 90024




May 21, 2002



Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

We were previously the independent accountants for Cyberia Holdings, Inc., and on March 8, 2002 we reported on the consolidated financial statements of Cyberia Holdings, Inc. and subsidiary as of and for the two years ended December 31, 2001. On May 17, 2002, we were dismissed as independent accountants of Cyberia Holdings, Inc. We have read Cyberia Holdings, Inc.'s statements included under Item 4 of its Form 8-K for May 17, 2002, and we agree with the second and third paragraphs, however, we have no basis to agree or disagree with paragraphs four and five.


/s/ SINGER LEWAK GREENBAUM & GOLDSTEIN LLP
SINGER LEWAK GREENBAUM & GOLDSTEIN LLP